UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 13, 2013

The Bon-Ton Stores, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19517	23-2835229
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2801 E. Market Street, York, Pennsylvania 17402
(Address of principal executive offices)

(717) 757-7660
(Registrant’s telephone number, including area code)

  Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

On May 13, 2013, The Bon-Ton Stores, Inc. (the “Company”) issued a press release announcing certain sales results and Adjusted EBITDA guidance for the first quarter and full year of fiscal 2013.

The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.01.          Regulation FD Disclosure.

Tender Offers

On May 13, 2013, the Company issued a press release announcing that its subsidiary, The Bon-Ton Department Stores, Inc. (“Bon-Ton”) commenced tender offers (the “Tender Offers”) to purchase for cash any and all of its outstanding 10¼% Senior Notes due 2014 (the “2014 Notes”) and up to $223,000,000 aggregate principal amount of its outstanding 10 5/8% Second Lien Senior Secured Notes due 2017 (the “2017 Notes” and, together with the 2014 Notes, the “Notes”).

The Tender Offers will expire at 12:00 midnight, New York City time, on June 10, 2013 (as the same may be extended or earlier terminated, the “Expiration Time”). Holders of Notes must tender their Notes at or prior to the Expiration Time in order to receive the cash consideration for such Notes.  Tendered Notes may be validly withdrawn prior to 5:00 p.m., New York City time, on May 24, 2013, but not thereafter, other than as required by applicable law, unless such time is extended by Bon-Ton in its sole discretion.

Notes Offering

On May 13, 2013, the Company issued a press release announcing that Bon-Ton intends to offer $300,000,000 aggregate principal amount of its Second Lien Senior Secured Notes due 2021 (the “Notes Offering”).

The press releases regarding the Tender Offers and the Notes Offering are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated by reference herein.

The information in this Report, including the exhibits attached hereto, is furnished solely pursuant to Item 2.02 and Item 7.01, as applicable, of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this report and are being furnished solely for purposes of Item 7.01 of this Form 8-K:

Exhibit Number	Description of Exhibit
99.1	News Release issued by The Bon-Ton Stores, Inc. on May 13, 2013, announcing certain sales results and Adjusted EBITDA guidance.

99.2	News Release issued by The Bon-Ton Stores, Inc. on May 13, 2013, announcing the Tender Offers.

99.3	News Release issued by The Bon-Ton Stores, Inc. on May 13, 2013, announcing the Notes Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 13, 2013

THE BON-TON STORES, INC.

		By:	/S/ KEITH E. PLOWMAN
Keith E. Plowman
Executive Vice President and Chief Financial Officer